Selkirk Income Fund (ticker:SLINX) SUMMARY PROSPECTUS March 14, 2012

Before you invest, you may want to review the Selkirk Funds’ statutory prospectus and statement of additional information dated July 1, 2011, which contain more information about the fund and its risks.  You can find the Selkirk Funds’ statutory prospectus and other information about the fund online at http://www.selkirkmutualfunds.com.  You can also get this information at no cost by calling 1-855-SELKIRK (1-855-735-5475) or by sending an e-mail request to info@selkirkmutualfunds.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Investment Objective

The Selkirk Income Fund (the “Fund” or “Income Fund”) seeks to provide dividend income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percent of offering price)	None
Maximum deferred sales charge (load) imposed on redemptions (as a percent of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fees	None
Exchange fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	0.25%
Other Expenses(1)	0.61%
Total Annual Fund Operating Expenses Fee Waiver(2) Total Annual Fund Operating Expenses after Fee Waiver	1.86% -0.61% 1.25%

(1) “Other Expenses” are based on estimated amounts for current fiscal year and assumes that the Fund has average daily net assets of $25,000,000.

(2) The Adviser has contractually agreed (through April 30, 2013) to waive fees and/or pay the Selkirk Income Fund’s expenses (excluding Acquired Fund Fees and Expenses) in order to limit Total Annual Fund Operating Expenses to 1.25% of the average net assets.  The contractual agreement to waive fees and/or pay expenses cannot be terminated, other than by the Trust’s Board of Trustees, prior to May 1, 2013.  To the extent the Adviser waives its management fees and/or pays expenses of the Fund, it may seek repayment by the Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived and/or paid, subject to the respective waiver and expense reimbursement agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Selkirk Income Fund	1 Year	3 Years
	$127	$397

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expense or in the example, affect the Fund’s performance.  As the Income Fund is a new fund, it does not yet have a portfolio turnover history.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily, under normal market conditions, in the common and preferred stocks of companies that pay dividends.  In a weak market economy, as determined by the Adviser, the Fund may select to invest in investment grade fixed income securities, including investment grade corporate bonds and/or U. S. Treasuries, maturing in 10 years or less.  A debt security is investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor's Ratings Services ("Standard & Poor's") or an equivalent rating by a nationally recognized statistical rating organization (''NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Adviser.  Under normal market conditions, at least 80% of all securities owned by the Fund, whether equity or fixed income, securities will be income-producing securities.

In selecting the Fund’s investments, the Fund’s Portfolio Manager analyzes the financial, business and management areas of companies and identifies quality companies that demonstrate:

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consistently high cash returns on net operating assets (CRONOATM);

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a sound balance sheet with strong generation of free cash;

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a sustainable competitive advantage in an industry with enviable business economics operated by a capable management team that understands capital allocation and committed to preserving the company’s dominance and enhancing the company’s competitive position; and

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Management operates with integrity and on behalf of the shareholder.

Companies meeting above criteria, are given risk adjusted “value-ranges” and placed on the composite bench.  When the price of a security on the composite bench comes within this value range, a position may be taken.

In pursuing its investment objective, the Fund has the discretion to deviate from its normal investment criteria, as described above, and purchase securities that the Fund’s Adviser believes may provide an opportunity for above-average income and possible appreciation, although appreciation is not part of the Income Fund’s investment objective.  The Fund primarily invests in U.S. securities.

In addition to the valuation considerations discussed above, we favor companies with one or more of the following:

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either a track record of, or the potential for, dividend growth;

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a current dividend yield; or

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the ability to pay a dividend in the near future.

In determining the overall allocations between stocks and fixed income securities, the Fund’s may favor fixed income securities if the Adviser perceives the economy to be weak, corporate profits are expected to decline or the Fund’s portfolio manager is finding little opportunity in the equity space.   Likewise, when the manager believes that value is available in equities, the Adviser may favor stocks.

Principal Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund`s share price fluctuates, which means you could lose money by investing in the Fund. The principal risks of investing in this Fund are summarized as follows:

Management Risk The Fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

Equity Securities Risk Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. Further the value of a particular stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Investment Style Risk Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund`s approach to investing could cause it to underperform other stock funds that employ a different investment style.

Credit (or Default) Risk The Fund may lose money if an issuer of a fixed income security is unable or unwilling to make timely principal and/or interest payments or to otherwise honor its payment obligations. Further, when an issuer suffers adverse changes in its financial condition or credit rating, the price of its debt obligations may decline and/or experience greater volatility. A change in financial condition or credit rating of a fixed income security can also affect its liquidity and make it more difficult for the Fund to sell.

Interest Rate Risk The value of a fixed income security may decline due to an increase in the absolute level of interest rates, or changes in the spread between two rates, the shape of the yield curve or any other interest rate relationship. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund’s share price will fluctuate in response to interest rate changes.

Prepayment Risk A portion of the Fund may be invested in asset-backed and mortgage-backed securities. Accordingly, the Fund may be subject to higher prepayment risk than a Fund with a higher concentration in other types of fixed income securities. The Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund earlier than expected. This may happen during a period of declining interest rates.

New Fund Risk There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate that Fund.  The Board of Trustees can liquidate a Fund without a shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders, and may result in adverse tax consequences to the shareholders of that Fund.

Performance

Performance information for the Income Fund is not included because the Income Fund does not have one full calendar year of performance.

Investment Adviser/Sub-Adviser

Convergence Financial Services, Inc. (the “Adviser”) is the investment adviser to the Selkirk Income Fund.

Clarkston Capital Partners, LLC, (the “Sub-Adviser”) is the sub-adviser to the Selkirk Income Fund.

Portfolio Managers

Jeffrey A. Hakala, CFA, CPA, Chief Investment Officer and a founding member of the Fund’s Sub-Adviser, Clarkston Capital Partners, LLC, is the Portfolio Manager of the Fund.  He has served as the Portfolio Manager of the Fund since its inception.

Jerry W. Hakala, CFA, Director of Research and a founding member of the Fund’s Sub-Adviser, Clarkston Capital Partners, LLC, is Co-Portfolio Manager of the Fund.  He has served as the Co-Portfolio Manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by mail (Selkirk Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207), by wire transfer or by telephone at 1-855-SELKIRK (1-855-735-5475).  The minimum initial and subsequent investment amounts are as follows:

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular	$1,000	No minimum
Retirement	$1,000	No minimum
Coverdell Education Savings Account	$1,000	No minimum
Automatic Investment Plan (AIP)	$250	$25 per month

Tax Information

The Fund’s distributions, if any, are expected to be taxable, and are expected to be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as IRAs, may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

SELINC  03/2012

Investment Company Act File No.  811-09941

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